CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "General Information - Independent Auditors" in this Registration Statement on Form N-1A under the Securities Act of 1933 (File No. 33-49354) and under the Investment Company Act of 1940 (File No. 811-6725) of Merrill Lynch Consults International Portfolio and to the incorporation by reference therein of our report dated December 3, 1998, with respect to the financial statements of Merrill Lynch Consults International Portfolio for the year ended October 31, 1998.

Princeton, New Jersey
February 23, 1999